AMENDMENT TO SECURITIES PURCHASE AGREEMENT



      THIS AMENDMENT (this  "Amendment") to Securities  Purchase  Agreement (the
"Purchase Agreement") is made as of April 4, 2005, by and among Calypte Biomedical Corporation, a Delaware corporation (the "Company"), and the
Investors identified on the signature pages hereto (collectively, the "Investors"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Purchase Agreement referred to below.

      WHEREAS, the Company and the Investors are parties to Securities Purchase Agreements dated as of May 28, 2004 or July 9, 2004 (collectively, the "Purchase Agreement");

      WHEREAS, pursuant to the Purchase Agreement, in the event of the issuance of Common Stock or Common Stock Equivalents at a purchase price per share less than the Threshold Price, the Investors are entitled to immediately (i) receive Additional Shares as set forth in the Purchase Agreement, (ii) adjust the Exercise Price under the Warrant, and (iii) receive additional Warrant Shares as set forth under the Warrant, (collectively, the "Anti-Dilution Entitlements");

      WHEREAS, the Company proposes to issue and sell certain Common Stock Equivalents and enter into definitive agreements in connection therewith (the "Financing"), which would trigger the Anti-Dilution Entitlements;

      WHEREAS, the Investors holding a majority of the Shares (the "Required Investors") are willing, subject to the terms hereof, to amend certain provisions of the Purchase Agreement and the Warrants so that the Anti-Dilution Entitlements that would be triggered as a result of the Financing do not become effective unless and until approved by the stockholders of the Company, which approval the Company will first seek at its annual meeting of stockholders to be held on or about June 7, 2005 (the "Meeting");

      WHEREAS, in consideration of the foregoing, the Company agrees to issue to each Investor Additional Shares (as hereinafter defined), other additional shares of Common Stock as described in Section 3 and additional Warrant Shares (collectively, the "New Entitlements") on the terms and conditions and as more particularly set forth herein; and

      WHEREAS, the parties agree to amend and modify the Purchase Agreement to provide for certain other modifications and amendments agreed to by the parties in accordance with the provisions set forth in Section 6.4 of the Purchase Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor, severally and not jointly, agree as follows:

1.1. Section 4.7 of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

                  "Section 4.7. Additional Shares. If, prior to the first year anniversary of the Closing Date, the Company issues any shares of Common Stock or the Company or any Subsidiary issues any Common Stock Equivalents entitling any Person to acquire shares of Common Stock at a price per share less than less than the Threshold Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Threshold Price, such issuance shall be deemed to have occurred for less than the Threshold Price), then, in connection with each such issuance of Common Stock or Common Stock Equivalents for a purchase price that is less than the Threshold Price, the Company shall issue additional shares of Common Stock (the "Additional Shares") to each Investor for no additional consideration. The number of Additional Shares issuable to each Investor will equal: (a) the Threshold Price minus the lowest price per share of the Common Stock or Common Stock Equivalents offered or sold that trigger an obligation under this Section divided by (b) the Threshold Price, multiplied by
         (c) the number of Shares issued to such Investor at the Closing pursuant to Section 2.2(a)(i). Additional Shares may not be issued under this paragraph unless and until this provision is approved by the stockholders of the Company in accordance with the rules and regulations of the American Stock Exchange, which approval the Company will first seek at the Meeting. Any issuances of Additional Shares that otherwise would have occurred prior to obtaining such stockholder approval, but which cannot hereunder be issued until such approval is obtained, will be carried forward until, and will become effective and be made at, such time as such approval is obtained.

                  The Additional Shares shall be entitled to the registration and other rights set forth in the Registration Rights Agreement (including the piggy-back registration rights thereunder). In addition, if the stockholders of the Company approve the issuance of Additional Shares at the Meeting, the Company will use its best efforts to register such Additional Shares no later than July 15, 2005.

                  Notwithstanding the foregoing, no issuances of Additional Shares will be made under this Section as a result of: (i) the issuance of Warrant Shares, (ii) the issuance of securities upon the exercise or conversion of any Common Stock or Common Stock Equivalents issued by the Company prior to the date hereof (but will apply to any amendments, modifications and reissuances thereof), (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or approved by the Company and its stockholders in the future (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein, unless such amendments or other modifications are approved by the Company's stockholders), (iv) up to an aggregate of 500,000 shares of Common Stock (including any shares of Common Stock issuable in respect of Common Stock Equivalents) issued or issuable as part of an equipment financing line in the ordinary course of business or a modification to the existing MTVB facility, approved by the Company's Board of Directors, in each case, at a price not less than the market price of the Common Stock at the time of the issuance, (v) issuance of shares of Common Stock to Logisticorp and Southwest Resource Preservation, Inc., based upon the issuance and conversion of outstanding convertible debentures, with the issuance of said Common Stock not to exceed 700,000 shares, or (vi) the grant of options and warrants to consultants for bona fide consulting services as approved by the Company's Board of Directors."

2. Section 9(c) of the Warrant is hereby amended and restated to read in its entirety as follows:

      "(c) Subsequent Equity Sales.

            (i) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents, at any time prior to the first year anniversary of the Closing Date, shall issue any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or any other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than $0.40 (appropriately adjusted for any stock splits, stock combinations or similar events occurring prior to such time) (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than $0.40 (appropriately adjusted for any stock splits, stock combinations or similar events occurring prior to such time)), such issuance shall be deemed to have occurred for less than $0.40 (appropriately adjusted for any stock splits, stock combinations or similar events occurring prior to such time)), then, at the option of the Holder for such exercises as it shall indicate, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable. Adjustments to the Exercise Price under this paragraph shall not become effective unless and until this provision is approved by the stockholders of the Company in accordance with the rules and regulations of the American Stock Exchange, which approval the Company will first seek at the Meeting. Any adjustments that would have occurred prior to obtaining such stockholder approval, but which cannot hereunder be made until such approval is obtained, will be carried forward until, and will become effective at, such time as such approval is obtained. Notwithstanding the foregoing, no adjustment will be made under this Section 9(c) in respect of:

                  (1) any grant of an option or warrant for Common Stock or issuance of any shares of Common Stock upon the exercise of any options or warrants to employees, officers and directors of or consultants to the Company pursuant to any stock option plan, employee stock purchase plan or similar plan or incentive or consulting arrangement approved by the Company's board of directors;

                  (2) any restricted stock awards approved by the Company's Board of Directors;

                  (3) shares of Common Stock or Common Stock Equivalents issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company;

                  (4) any rights or agreements to purchase Common Stock Equivalents outstanding on the date hereof and as specified in Schedule 3.1(g) to the Purchase Agreement (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein);

                  (5) issuance of shares of Common Stock to Logisticorp and Southwest Resource Preservation, Inc., based upon the issuance and conversion of outstanding convertible debentures, with the issuance of said Common Stock not to exceed 700,000 shares; or

                  (6) up to an aggregate of 500,000 shares of Common Stock (including any shares of Common Stock issuable in respect of Common Stock Equivalents) issued or issuable as part of an equipment financing line in the ordinary course of business or a modification to the existing MTVB facility, approved by the Company's Board of Directors, in each case, at a price not less than the market price of the Common Stock at the time of the issuance.

            (ii) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues Common Stock Equivalents at a price per share that floats or resets or otherwise varies or is subject to adjustment based on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Exercise Price will be determined separately on each Exercise Date and will be deemed to equal the lowest price per share at which any holder of such Floating Price Security is entitled to acquire shares of Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date)."

3. A new provision is hereby added to the Purchase Agreement to read in its entirety as follows:

                  "The parties agree that, subject to the approval of the stockholders in accordance with the rules and regulations of the American Stock Exchange, which approval the Company will first seek at the Meeting, in addition to (i) issuing Additional Shares pursuant to
         Section 4.7 of the Purchase Agreement, (ii) adjusting the Exercise Price pursuant to Section 9(c) of the Warrant, and (iii) issuing additional Warrant Shares pursuant to Section 9(d) of the Warrant, the Company will issue the following New Entitlements to each Investor: (x) additional shares of Common Stock equal to 5% of the Additional Shares issuable pursuant to Section 4.7 of the Purchase Agreement, (y) additional Warrant Shares issuable pursuant to Section 9(d) of the Warrant at a purchase price of $0.325, and (z) additional Warrant Shares equal to 5% of the additional Warrant Shares issuable pursuant to Section 9(d) of the Warrant for a purchase price of $0.325, all as more specifically set forth after each Investor's name on the table attached hereto as Exhibit A."

4. The parties agree that the New Entitlements if approved by the stockholders of the Company at the Meeting, shall constitute Registrable Securities under the terms of Registration Rights Agreement.

5. The Company shall use its reasonable best efforts to timely and properly call the Meeting, and prepare and file a proxy statement with the Commission in connection therewith requesting stockholder approval of the Anti-dilution Entitlements and the New Entitlements.

6. This Amendment shall not be binding upon the Company or the Investors unless and until each of the Required Investors has delivered an executed copy of this Amendment to the Company.

7. Except for the amendments provided for herein, the Transaction Documents shall remain unchanged and in full force and effect.

8. The obligations of each Investor under this Amendment are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. The decision of each Investor to enter into this Amendment has been made by such Investor independently of any other Investor. Nothing contained herein and no action taken by any Investor hereunder shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to this Amendment or the transactions contemplated by the Transaction Documents.

9. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

10. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof.

                            [Signature Pages Follow]

                        [SIGNATURE PAGE FOR THE COMPANY]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment Agreement to be duly executed and delivered as of the date first above written.


                                CALYPTE BIOMEDICAL CORPORATION


                                By:
                                   -------------------------------------
                                   Name:  Richard D. Brounstein
                                   Title: EVP and CFO

                         [SIGNATURE PAGE FOR INVESTORS]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment Agreement to be duly executed and delivered as of the date first above written.





                                               SF Capital Partners Ltd.
                                               ---------------------------------
                                               Name of Investor

                                               By:
                                                   -----------------------------
                                                  Signature

                                               Its:
                                                   -----------------------------
                                                   Title


                                               Marr Technologies BV
                                               ---------------------------------
                                               Name of Investor

                                               By:
                                                   -----------------------------
                                                  Signature

                                               Its:
                                                   -----------------------------
                                                   Title




                                               United Capital Partners LLC
                                               ---------------------------------
                                               Name of Investor

                                               By:
                                                   -----------------------------
                                                  Signature

                                               Its:
                                                   -----------------------------
                                                   Title

                                    EXHIBIT A
                         TABLE OF INVESTOR ENTITLEMENTS

                                                                 Additional
                                                                   shares
                                                                    (3)

Closing price - $8M Financing                                      $0.300
                                                                   ------

Common Stock Calculation
Additional shares/Million shares purchased (1)                    262,500

                                          Shares
                                        Purchased
May PIPE
SF Capital Partners LP                  10,000,000               2,625,000
Marr Technologies BV                     7,500,000               1,968,750
Proximity Fund                           1,250,000                 328,125
Proximity Partners                       1,250,000                 328,125
MTB Small Cap Growth
Fund                                     1,250,000                 328,125
MTB Multi Cap Growth
Fund                                     1,250,000                 328,125
Bridges & PIPES                            750,000                 196,875
                                                                 ---------
                                                                 6,103,125

July PIPE
United Capital Partners,
LLC                                      1,250,000                 328,125
Sunrise Equity Partners                  1,875,000                 492,188
Amnon Mandelbaum                           200,000                  52,500

David Goodfriend                            20,000                   5,250

TCMP3 Partners                             375,000                  98,438
                                                                  --------
                                                                   976,501
                                                                  --------
                                                                 7,079,626
                                                                 =========

(1) Based on the granting of an additional 25,000 shares for each (cent) that the Financing closes below $0.40, plus 5%

------------------------------------ --------------- ---------------
Warrant Shares                       A Warrant $:             0.325
------------------------------------ --------------- ---------------
Warrant Shares                       B Warrant $:             0.325
------------------------------------ --------------- ---------------

All initial warrants and additional warrants will be re-priced/priced at the closing price of the Financing - based on the size of the transaction and the outstanding shares at closing - see note (5) Price and number of new warrants will be fixed at closing.

--------------------------------------------------------------------
Warrant share calculation using assumed closing data:
--------------------------------------------------------------------

                                                                        Dilution               New price
                                                                          factor
New shares                           At deal price   At $0.50 price
                                     -------------   --------------
 $8M @ $0.30 =                           26,666,667      16,000,000
 $60k fee @ $0.30 =                         200,000         120,000
                                     --------------- ---------------
                                         26,866,667      16,120,000
                                     --------------- ---------------
Series A exercised/100% =                26,866,667      17,463,334
Series B exercised/45% =                 12,090,000       7,858,500
Outstanding shares 3/31/05              171,207,589     171,207,589
                                     --------------- ---------------
Total dilution                          237,030,923     212,649,423       0.897138                0.45
                                     =============== ===============

                                                                                   Total warrants
                                                        Value @                         per             Additional     (inc. 5%)
                                     Warrant Shares       $0.50                    section 9 c) d)       Warrants      Additional
                                        Granted        per share                     per share            (2)(3)     Warrants (4)
                                        -------        ---------                     ---------            ------     ------------
May PIPE

SF Capital Partners LP                    3,500,000   $  1,750,000                       3,888,889          388,889        408,333
Marr Technologies BV                      2,625,000   $  1,312,500                       2,916,667          291,667        306,250
Proximity Fund                              437,500   $    218,750                         486,111           48,611         51,042
Proximity Partners                          437,500   $    218,750                         486,111           48,611         51,042
MTB Small Cap Growth Fund                   437,500   $    218,750                         486,111           48,611         51,042
MTB Multi Cap Growth Fund                   437,500   $    218,750                         486,111           48,611         51,042
Bridges & PIPES                             262,500   $    131,250                         291,667           29,167         30,625
                                                                                                       ------------- --------------
                                                                                                            904,167        949,376
July PIPE

United Capital Partners, LLC                875,000   $    437,500                         972,222           97,222        102,083
Sunrise Equity Partners                   1,312,500   $    656,250                       1,458,333          145,833        153,125
Amnon Mandelbaum                            140,000   $     70,000                         155,556           15,556         16,334
David Goodfriend                             14,000   $      7,000                          15,556            1,556          1,634
TCMP3 Partners                              262,500   $    131,250                         291,667           29,167         30,625
                                                                                                       ------------- --------------
                                                                                                            289,334        303,801
                                                                                                       ------------- --------------
                                     ---------------
                                         10,741,500                                                       1,193,501      1,253,177
                                     ===============                                                   ============= ==============
------------------------------------ --------------- --------------- -- --------------------------- -- ------------- --------------
New Warrant Price                           $  0.45                                                                       $  0.325
------------------------------------ --------------- --------------- -- --------------------------- -- ------------- --------------

(2) Warrants will result in Additional Shares if exercise occurs before stockholder approval - assuming approval.

(3) This amendment, once approved, will be offered to all investors in the May and July 2004 PIPEs in accordance with the terms of the respective agreements.

(4) The Additional Warrants have been increased 5% under this Amendment with pricing at $0.325

(5) This Warrant re-pricing would be adjusted if the closing price of the Warrants is other than $0.325:

      Re-pricing to $0.46 @ $0.365. The Warrants are not anti-dilutive at or above $0.40.